                                                                      Exhibit 21

                                  Subsidiaries

     The Registrant has the following subsidiaries, all of which are wholly owned except United Dominion Realty, L.P. and Heritage Communities L.P. The Registrant owns general and limited partnership interests in United Dominion Realty, L.P. and Heritage Communities L.P., constituting 91.4% and 89.0%, respectively, of the aggregate partnership interest.



                                         State of Incorporation
Subsidiary                                  or Organization
===============================================================
AAC Funding II, Inc.                           Delaware
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AAC Funding IV, Inc.                           Delaware
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AAC Funding IV LLC                             California
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AAC Funding Partnership II                     Delaware
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AAC Funding Partnership III                    Delaware
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AAC Seattle I, Inc.                            Delaware
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AAC Vancouver I, L.P.                          Washington
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AAC/FSC Crown Pointe Investors, LLC            Washington
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AAC/FSC Hilltop Investors, LLC                 Washington
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AAC/FSC Seattle Properties, LLC                Delaware
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American Apt Communities Holdings, Inc.        Delaware
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ASC Properties, Inc.                           Arizona
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ASC-I Properties, Inc.                         Arizona
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ASC-II Properties, Inc.                        Arizona
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ASC-III Properties, Inc.                       Arizona
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ASC-IV Properties, Inc.                        Arizona
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ASC-V Properties, Inc.                         Arizona
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ASR Investments Corporation                    Maryland
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ASR Properties, Inc                            Arizona
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ASV-I Properties, Inc.                         Arizona
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ASV-II Properties, Inc.                        Arizona
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ASV-III Properties, Inc.                       Arizona
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ASV-IV Properties, Inc.                        Arizona
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ASV-IX Properties, Inc.                        Arizona
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ASV-V Properties, Inc.                         Arizona
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ASV-VI Properties, Inc.                        Arizona
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ASV-VII Properties, Inc.                       Arizona
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ASV-VIII Properties, Inc.                      Arizona
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ASV-X Properties, Inc.                         Arizona
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ASV-XI Properties, Inc.                        Arizona
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ASV-XII Properties, Inc.                       Arizona
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ASV-XIII Properties, Inc.                      Arizona
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ASV-XIV Properties, Inc.                       Arizona
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ASV-XV Properties, Inc.                        Arizona
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ASV-XVI Properties, Inc.                       Arizona
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ASV-XVII Properties, Inc.                      Arizona
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CMP-1, LLC                                     Delaware
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Coastal Anaheim Properties, LLC                Delaware
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Coastal Long Beach Properties, LLC             Delaware
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Coastal Monterey Properties, LLC               Delaware
===============================================================

                                                   State Of Incorporation
Subsidiary                                             Or Organization
=========================================================================
Contempo Heights L.L.C.                                   Arizona
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FMP Members, Inc.                                         Delaware
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Fountainhead Apartments, Limited Partnership              Ohio
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Governour's Square of Columbus Co.                        Ohio
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Heritage Communities L.P.                                 Delaware
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Heritage Communities, LLC                                 Virginia
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Heritage SGP Corporation                                  Arizona
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Heritage-14400 Montfort L.P.                              Arizona
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Heritage-Aspen Court L.P.                                 Arizona
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Heritage-Briar Park L.P.                                  Arizona
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Heritage-Campus Commons North, L.L.C.                     Arizona
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Heritage-Campus Commons South, L.L.C.                     Arizona
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Heritage-Chelsea Park L.P.                                Arizona
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Heritage-Country Club Place L.P.                          Arizona
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Heritage-Court, L.L.C.                                    Arizona
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Heritage-Gentry Place L.P.                                Arizona
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Heritage-Greenwood Creek L.P.                             Arizona
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Heritage-Highlands of Preston L.P.                        Arizona
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Heritage-Ivystone L.P.                                    Arizona
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Heritage-London Park L.P.                                 Arizona
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Heritage-Marymont L.P.                                    Arizona
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Heritage-On The Boulevard, L.L.C.                         Arizona
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Heritage-Pacific South Center, L.L.C.                     Arizona
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Heritage-Preston Park L.P.                                Arizona
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Heritage-Riverway L.P.                                    Arizona
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Heritage-Smith Summit L.P.                                Arizona
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Heritage-Springfield L.P.                                 Arizona
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Heritage-Timbercreek Landings L.P.                        Arizona
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Jamestown of St. Matthews Co.                             Ohio
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La Privada Apartments L.L.C.                              Arizona
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Northbay Properties II, L.P.                              California
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Parker's Landing Venture I                                Florida
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Parker's Landing Venture II                               Florida
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Polo Chase Venture Limited Partnership                    Delaware
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Regency Park, L.P.                                        Indiana
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South West Properties, L.P.                               Delaware
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South West REIT Holding, Inc.                             Texas
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SRL Amarillo Investors, Inc.                              Texas
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Sunset Company                                            Ohio
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SWP Arkansas Properties, Inc.                             Arkansas
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SWP Creeks Properties, Inc                                Delaware
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SWP Depositor, Inc.                                       Texas
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SWP Developers, Inc.                                      Texas
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SWP Properties I, L.P.                                    Delaware
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SWP Properties, Inc.                                      Texas
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SWP REMIC Properties II, Inc.                             Texas
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SWP REMIC Properties II-A, L.P.                           Delaware
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SWP Woodscape Properties I, L.P.                          Delaware
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SWP Woodscape Properties, Inc.                            Texas
=========================================================================

                                                       State Of Incorporation
Subsidiary                                                Or Organization
=============================================================================
SWPT II Arizona Properties, Inc.                             Texas
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UDR Arizona Properties, LLC                                  Virginia
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UDR Aspen Creek, LLC                                         Virginia
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UDR Audubon, L.P.                                            Delaware
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UDR Beaumont, LLC                                            Virginia
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UDR California Properties, LLC                               Virginia
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UDR Camino Village, L.P.                                     Delaware
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UDR Florida Properties, LLC                                  Virginia
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UDR Holdings, LLC                                            Virginia
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UDR JV Holdings, LLC f/k/a UDR/CSFB Holdings, LLC            Virginia
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UDR JV, LLC f/k/a UDR CSFB JV, LLC                           Virginia
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UDR Kenton, L.P.                                             Delaware
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UDR Lakeside Mill, LLC                                       Virginia
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UDR Mandolin, L.P.                                           Delaware
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UDR Maryland Properties, LLC                                 Virginia
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UDR Meridian, L.P.                                           Delaware
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UDR Mortgage Capital-I, L.L.C.                               Virginia
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UDR Oaks @ Weston, LLC                                       Delaware
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UDR Oaks @ Weston SPE, LLC                                   Delaware
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UDR of NC, Limited Partnership                               North Carolina
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UDR of North Carolina, Inc.                                  North Carolina
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UDR of Tennessee, L.P.                                       Virginia
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UDR Ohio Properties, LLC                                     Virginia
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UDR Out Performance-I, LLC                                   Virginia
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UDR Parke 33, LLC                                            Delaware
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UDR Parke 33 SPE, LLC                                        Delaware
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UDR Pecan Grove, L.P.                                        Delaware
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UDR Seniors Housing, L.P.                                    Delaware
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UDR Sierra Canyon, LLC                                       Virginia
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UDR South Carolina Trust                                     Maryland
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UDR Summit Ridge, L.P. f/k/a SWP Creeks Properties I, L.P.   Delaware
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UDR Texas Properties, L.P.                                   Delaware
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UDR Trillium Holdings, Inc.                                  Virginia
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UDR Villages of Thousand Oaks, L.P.                          Delaware
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UDR Virginia Properties, LLC                                 Virginia
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UDR Western Residential, Inc.                                Virginia
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UDRT of Alabama, Inc.                                        Alabama
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UDRT of North Carolina, L.L.C.                               North Carolina
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UDRT of Virginia, Inc.                                       Virginia
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United Dominion Realty Trust, Inc.                           Virginia
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United Dominion Realty, L.P.                                 Virginia
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United Dominion Residential Ventures, L.L.C.                 Virginia
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United Dominion Residential, Inc.                            Virginia
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United Sub, Inc.                                             Virginia
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Winterland San Francisco Partners                            California
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Windward Point, LLC                                          California
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Woodlake Village L.P.                                        California
=============================================================================